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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2009


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                      0-50347                 45-0508261
         ---------                     ---------                ----------
(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)                File Number)          Identification No.)

          120 Evans Avenue, Morristown, Tennessee               37814
          ---------------------------------------               ------
          (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
            ----------------
      (b) On November 19, 2009, William F. Young resigned from the Board of Directors of Jefferson Bancshares, Inc. (the "Company") and its wholly owned subsidiary, Jefferson Federal Bank (the "Bank"). Mr. Young's resignation is not due to any disagreement with the Company or the Bank or any concerns relating to the operations, policies or practices of either the Company or the Bank.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JEFFERSON BANCSHARES, INC.



Dated:  November 19, 2009             By:  /s/ Jane P. Hutton
                                           --------------------------------
                                           Jane P. Hutton
                                           Chief Financial Officer and Treasurer